1933 Act File No. 002-64536
                                                  1940 Act File No. 811-2924

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
                       Post-Effective Amendment No. 23                       [X]

                                       And
           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT           [X]
                                     OF 1940

                              Amendment No. 21                               [X]

            LORD ABBETT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
                Exact Name of Registrant as Specified in Charter

                  767 FIFTH AVENUE, NEW YORK, N. Y. 10153-0203
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800

                   Paul A. Hilstad, Vice President & Secretary
                     767 FIFTH AVENUE, NEW YORK, N. Y. 10153
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

_____     immediately on filing pursuant to paragraph (b) of Rule 485

__X__     on November 1, 1997 pursuant to paragraph (b) of Rule 485

_____     60 days after filing pursuant to paragraph (a) (1) of Rule 485

_____     on (date) pursuant to paragraph (a) (1) of Rule 485

_____     75 days after filing pursuant to paragraph (a) (2) of Rule 485

_____     on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

_____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

         LORD ABBETT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND, INC.
                                    FORM N-1A
                              Cross Reference Sheet
                         Post-Effective Amendment No. 23
                             Pursuant to Rule 481(a)


Form N-1A                      Location In Prospectus or
Item No.                       Statement of Additional Information

1                              Cover Page
2                              Fee Table
3 (a)                          Financial Highlights; Performance
3 (b)                          N/A
4 (a) (i)                      Cover Page
4 (a) (ii)                     Investment Objective; How We Invest
4 (b) (c)                      How We Invest
5 (a) (b) (c)                  Our Management; Back Cover Page
5 (d)                          N/A
5 (e)                          Back Cover Page
5 (f)                          Our Management
5 (g)                          N/A
5 A                            Performance
6 (a)                          Cover Page
6 (b) (c) (d)                  N/A
6 (e)                          Cover Page
6 (f) (g)                      Dividends, Capital Gains
                               Distributions and Taxes
7 (a)                          Back Cover Page
7 (b) (c) (d)
  (e) (f)                      Purchases
8                              Redemptions and Repurchases
9                              N/A
10                             Cover Page
11                             Cover Page - Table of Contents
12                             N/A
13                             Investment Objective and Policies
14                             Directors and Officers
15 (a) (b)                     N/A
15 (c)                         Directors and Officers
16 (a) (i)                     Investment Advisory and Other Services
16 (a) (ii)                    Directors and Officers
16 (a) (iii)                   Investment Advisory and Other Services
16 (b)                         Investment Advisory and Other Services
16 (c) (d) (e)
   (g)                         N/A
16 (f)                         Purchases, Redemptions
                               and Shareholder Services
16 (h)                         Investment Advisory and Other Services

Form N-1A                      Location In Prospectus or
Item No.                       Statement of Additional Information

16 (i)                         N/A
17 (a)                         Portfolio Transactions
17 (b)                         N/A
17 (c)                         Portfolio Transactions
17 (d)                         Portfolio Transactions
17 (e)                         N/A
18 (a)                         Cover Page
18 (b)                         N/A
19 (a) (b)                     Purchases, Redemptions
                               and Shareholder Services
19 (c)                         N/A
20                             Taxes
21 (a)                         Purchases, Redemptions
                               and Shareholder Services
21 (b) (c)                     N/A
22 (a)                         N/A
22 (b)                         Past Performance
23                              Financial Statements

               This Prospectus sets forth concisely the information about Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("we" or the "Fund") that you should know before investing. Please read this Prospectus before investing and retain it for future reference.

               The Fund has three classes of shares designated Class A, B and C, which provide you with different purchasing choices. See "Purchases" for a description of these choices.

               The investment objective of the Fund is to provide high current income and preservation of capital through investments in high-quality, short-term liquid securities. There can be no assurance that this objective will be achieved.

               The Statement of Additional Information dated November 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. You may obtain it, without charge, by writing to the Fund or by calling 800-874-3733. Ask for "Part B of the Prospectus -- the Statement of Additional Information."

SHADED TERMS ARE DEFINED IN THE "GLOSSARY OF TERMS."

               LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

LORD ABBETT
U.S. GOVERNMENT SECURITIES
MONEY MARKET FUND, INC.

               Investors should read and retain this Prospectus. Shareholder inquiries should be made in writing to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your broker-dealer.

               SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

          TABLE OF CONTENTS

          How We Invest                 2
          Portfolio Management          2
          Investor Expenses             2
          Financial Highlights          3
          Purchases                     4
          Opening an Account            5
          Shareholder Services          5
          Redemptions                   6
          Dividends, Taxes and Yield    6
          Our Management                7
          Fund Performance              7
          Glossary of Terms             7

               IT IS THE FUND'S POLICY TO MAINTAIN, AND IT HAS MAINTAINED, A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE. HOWEVER, AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT WE WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

HOW WE INVEST

Under normal circumstances, we intend to invest at least 65% of our total assets in U.S. GOVERNMENT SECURITIES, AGENCIES AND INSTRUMENTALITIES eligible as investments for a money market fund. Up to 35% of our total assets may be invested in other HIGH-QUALITY, SHORT-TERM SECURITIES.

Our investments must meet certain portfolio maturity, diversification and quality requirements because we are a "money market fund" and use the amortized cost method of valuing our portfolio securities. See "Net Asset Value."

MATURITY. The maturity requirements limit dollar-weighted average portfolio maturity to not more than 90 days and the maturity of any single portfolio instrument to not more than 397 days.

DIVERSIFICATION. Generally speaking, with certain exceptions, including GOVERNMENT SECURITIES, the diversification requirements limit our investments as follows: (i) the securities of any one issuer are limited to 5% of our total assets, (ii) securities issued by or subject to puts from any single institution are limited to 5% of our total assets, and (iii) securities that are neither rated nor comparable in quality to securities that are rated in the highest category are limited to 5% of our total assets.

QUALITY. We may invest only in securities that present minimal risks as determined by the Board of Directors (or Lord, Abbett & Co. where delegable) and that satisfy certain requirements relating to ratings by nationally-recognized ratings organizations.

CONCENTRATION. No more than 25% of our total assets may be invested in securities of any one industry, except there is no limitation on investments in obligations issued or backed by the U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES.

We may enter into repurchase agreements with Federal Reserve member banks, primary dealers in U.S. GOVERNMENT SECURITIES and broker-dealers. Repurchase agreements must be collateralized by money market securities, may not exceed 30 days and must be marked daily to the repurchase price.

PORTFOLIO MANAGEMENT

The Fund's investment decisions are made by Robert Gerber. Mr. Gerber is Executive Vice President and Portfolio Manager of the Fund, and has served in this capacity since the date of this Prospectus.

He joined Lord Abbett in July 1997 as Director of High Grade Fixed Income. Prior to joining Lord Abbett, Mr. Gerber served as a Senior Portfolio Manager of Sanford C. Bernstein & Co., Inc. since 1992.

INVESTOR EXPENSES

The expenses shown below are based on historical expenses for the fiscal year ended June 30, 1997. Future expenses may be greater or less than shown.

                                       Class A        Class B        Class C
SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge on Purchases
(as a % of offering price)              None           None           None

Deferred Sales Charge(1)
(See "Purchases")                       None           5.00%          None

ANNUAL FUND OPERATING EXPENSES
(as a % of average net assets)

Management Fees (See "Our Management")  0.50%          0.50%          0.50%
12b-1 Fees(2)                           None           0.75%          None
Other Expenses (See "Our Management")   0.34%          0.34%          0.34%
Total Operating Expenses                0.84%          1.59%          0.84%

EXAMPLE:  Assume an  average  annual  return of 5% and no change in the level of
expenses.   For  a  $1,000  investment  with  all  dividends  and  distributions reinvested, you would have paid the following total expenses assuming redemption at the end of each time period indicated.

Share Class           Year 1    Year 3    Year 5    Year 10
Class A shares        $ 9       $ 27      $ 47      $ 104
Class B shares(3)     $66       $ 80      $107      $ 169
Class C shares        $19       $ 27      $ 47      $ 104

You would pay the following expenses on the same investment, assuming no redemption:

Class A shares        $ 9       $ 27      $ 47      $ 104
Class B shares(3)     $16       $ 50      $ 87      $ 169
Class C shares        $ 9       $ 27      $ 47      $ 104

This example is for comparison and is not a representation of the Fund's actual expenses and returns, either past or present.

(1)See "Purchases" for a description of sales charges, the Contingent Deferred Sales Charge ("CDSC") payable on certain redemptions and separate Rule 12b-1 plans applicable to each class of shares.

(2)Because of the 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. While there are 12b-1 Plans for Class A and C, they are currently inactive.

(3)Class B shares will automatically convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

The purpose of the table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund.

FINANCIAL HIGHLIGHTS

The following table has been audited by Deloitte & Touche llp, independent accountants, in connection with their annual audit of the Fund's Financial Statements, whose report thereon may be obtained on request.

PER CLASS A SHARE OPERATING                                      YEAR ENDED JUNE 30,
PERFORMANCE:                            1997      1996      1995     1994      1993      1992      1991      1990      1989     1988
NET ASSET VALUE, BEGINNING OF YEAR      $1.00     $1.00     $1.00    $1.00     $1.00     $1.00     $1.00     $1.00    $1.00    $1.00

INCOME FROM INVESTMENT OPERATIONS
  Net investment income                   .046      .048      .046     .025      .024      .038      .064     .077     .080     .062

LESS DISTRIBUTIONS
  Dividends from net investment income   (.046)    (.048)    (.046)   (.025)    (.024)    (.038)    (.064)  (.077)   (.080)   (.062)

Net asset value, end of year            $1.00     $1.00     $1.00    $1.00     $1.00     $1.00     $1.00    $1.00    $1.00    $1.00

Total Return(a)                          4.66%     4.85%     4.65%    2.54%     2.43%     3.87%     6.55%    8.01%    8.32%    6.35%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000)      $143,197  $152,531  $140,642  $156,069 $122,782 $147,229  $195,134 $195,547  $212,001  $211,795

Ratios to Average Net Assets:
  Expenses, including waiver             0.84%    0.81%      0.86%    0.85%     0.87%     1.01%     0.95%   0.90%     0.87%    0.88%
  Expenses, excluding waiver             0.84%    0.81%      0.86%    0.90%     0.96%     1.02%     0.95%   0.90%     0.87%    0.88%
  Net investment income                  4.57%    4.75%      4.54%    2.56%     2.41%     3.86%     6.40%   7.74%     8.02%    6.17%


PER CLASS SHARE OPERATING                CLASS B SHARES                          CLASS C SHARES
PERFORMANCE:                             August 1, 1996(b)(d) to June 30, 1997   July 15, 1996(b) to June 30, 1997
NET ASSET VALUE, BEGINNING OF PERIOD    $1.00                                    $1.00

INCOME FROM INVESTMENT OPERATIONS
 Net investment income                    .024                                     .044

LESS DISTRIBUTIONS
 Dividends from net investment income    (.024)                                   (.044)

NET ASSET VALUE, END OF PERIOD          $1.00                                    $1.00

TOTAL RETURN(a)                          2.39%(c)                                 4.47%(c)

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)          $244                                      $791

RATIOS TO AVERAGE NET ASSETS:
 Expenses                                0.99%(c)                                 0.81%(c)
 Net investment income                   2.38%(c)                                 4.39%(c)

(a) Total return does not consider the effects of front-end or contingent deferred sales charges.
(b) Commencement of offering Class shares.
(c) Not annualized.
(d) November 15, 1996 commencement of operations.

See Notes to Financial Statements.

PURCHASES

The Fund offers three classes of shares, Class A, B and C. Our shares are continuously offered at their net asset value (normally $1.00 per share). You may purchase shares at the net asset value next determined after the Fund accepts your purchase order submitted in proper form. Different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and have different dividends and yields. Investors should read this section carefully to determine which class of shares represents the best investment option for their particular situation.

We reserve the right to withdraw all or any part of the offering made by this Prospectus or to reject any purchase order. We also reserve the right to waive, increase or establish minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

CLASS A - PURCHASED DIRECTLY OR ACQUIRED BY EXCHANGE.

- Offered without a sales charge.
- Lower annual expenses than Class B shares.

CLASS B - ACQUIRED BY EXCHANGE ONLY.
- No front-end sales charge.
- Higher annual expenses than Class A shares.
- A contingent deferred sales charge is applied to shares sold prior to sixth anniversary of purchase.
- Automatically convert to Class A shares after eight years.
- Asset-based sales charge 0.75 of 1%. See "Class B Rule 12b-1 Plan."

CLASS C - ACQUIRED BY EXCHANGE ONLY.
- No front-end sales charge.
- Lower annual expenses than Class B shares.
- A contingent deferred sales charge is applied to shares sold prior to the first anniversary of purchase.

CONTINGENT DEFERRED SALES CHARGE ("CDSC")

If you acquire shares through an exchange from another Lord Abbett-sponsored fund in which a CDSC applies and you subsequently redeem them, the Fund will collect and remit the CDSC to the fund in which you originally purchased the shares, in the case of Class A and C shares. The CDSC will be remitted to Lord Abbett Distributor llc ("Lord Abbett Distributor"), in the case of Class B shares. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares acquired through reinvestment of dividends.

CLASS A SHARE CDSC. If you buy Class A shares, you pay no sales charge. If you acquire Class A shares in exchange for shares of the same class of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares within 24 months after the month in which you initially purchased shares of such fund, the Fund will collect a CDSC of 1%.

CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC varies depending on how long you own your shares as shown below.

        ANNIVERSARY            CONTINGENT DEFERRED SALES
        OF THE DAY ON          CHARGE ON REDEMPTIONS
        WHICH THE PURCHASE     (AS % OF AMOUNT
        ORDER WAS ACCEPTED     SUBJECT TO CHARGE)
        ON      BEFORE
                1st            5.0%
        1st     2nd            4.0%
        2nd     3rd            3.0%
        3rd     4th            3.0%
        4th     5th            2.0%
        5th     6th            1.0%
        on or after the        None
        6th anniversary

CLASS B SHARE CDSC WAIVER. The CDSC will generally be waived under the following circumstances: u death of the shareholder (natural person);

- on redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year);
- benefit payments such as Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans;
- eligible mandatory distributions under 403(b) plans and Individual Retirement Accounts.

See "Systematic Withdrawal Plan" for more information on CDSCs with respect to Class B shares.

CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of your original purchase.

SALES COMPENSATION

Compensation payments originate from two sources: from CDSCs and from 12b-1 fees that are paid out of the Fund's assets. The Fund is currently not making 12b-1 fee payments under the Class A and Class C share Rule 12b-1 plans. See the "Investor Expenses" table for more detailed information on CDSCs and 12b-1 fees for Class B shares.

CLASS B RULE 12B-1 PLAN. The Fund has adopted a Class B share Rule
12b-1 Plan under which we periodically pay Lord Abbett Distributor an annual distribution fee of 0.75 of 1% of the average daily net asset value of the Class B shares.

The distribution fee is paid to Lord Abbett Distributor to compensate it for its services rendered in connection with the distribution of Class B shares, including the payment and financing of sales commissions on Class B shares at the time of their original purchase.

OPENING AN ACCOUNT

MINIMUM INITIAL INVESTMENT
Regular accounts                                $1,000
Individual Retirement Accounts, 403(b)
and employer-sponsored retirement plans
under the Internal Revenue Code                   $250

Invest-A-Matic and Div-Move               $250 initial
                                $50 subsequent minimum

BY CHECK. To purchase Class A shares by mail, send the completed attached Application Form, together with a check (U.S. dollars), to:

        LORD ABBETT U.S. GOVERNMENT SECURITIES
        MONEY MARKET FUND, INC.
        P.O. Box 419576 u Kansas City, MO 64141

BY WIRE. Telephone the Fund to obtain an account number. You can then instruct your bank to wire the amount of your investment to:

        UNITED MISSOURI BANK OF KANSAS CITY, N.A.
        Tenth and Grand u Kansas  City,  MO 64141
        Account # 980103352-2
        ABA # 1010-0069-5

Specify the name of the Fund, your account number and the name(s) in which the account is registered. Your bank may charge you a fee to wire funds. Wires received prior to 12 noon Eastern Time will receive the dividends for that day. Otherwise, dividends will begin accruing on the next business day.

BY EXCHANGE. Telephone the Fund to request an exchange from any eligible Lord Abbett-sponsored fund.

"PROPER FORM." Your account will begin accruing dividends on the day on which your purchase order is accepted by the Fund as being in proper form. To be in proper form, the order must contain all information and documentation required by the Application Form or supplementally by the Fund, and payment must be credited to our custodian bank's account. Checks drawn on foreign banks will not be credited to our custodian bank's account unless cleared in U.S. dollars by a U.S. bank. FOR MORE INFORMATION REGARDING PROPER FORM OF A PURCHASE ORDER, CALL THE FUND AT 800-821-5129.

SHAREHOLDER SERVICES

TELEPHONE EXCHANGES. You can instruct the Fund by telephone to exchange your Class A shares, purchased directly, for Class A, B or C shares of any ELIGIBLE FUND. Class B and C shares may only be acquired by exchange for shares of the same class of any ELIGIBLE FUND. Certain of the tax-free, single-state series may not be offered in your state. Instructions must be received by the Fund in Kansas City by calling 800-821-5129 before the close of the New York Stock Exchange ("NYSE") to exchange at the net asset value on that day.

For your protection, telephone requests for exchanges are recorded.

We will take measures to verify the identity of the caller, such as asking for your name, account number, Social Security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges and may revoke the privilege for all shareholders upon 60 days' prior written notice. You have this privilege unless you refuse it in writing.

You should read the prospectus of the other Lord Abbett-sponsored fund(s) selected before making an exchange.

INVEST-A-MATIC. You can make fixed, periodic investments ($50 minimum investment) into an existing account in any Eligible Fund by means of automatic money transfers from your bank checking account. You should read the prospectus of the other fund before investing.

DIV-MOVE. You can invest the dividends paid on your account ($250 initial and $50 subsequent minimum) into any new or existing account, within the same class, in any Eligible Fund. The account must be either your account, your joint account with another, or a custodial account for your minor child.

SYSTEMATIC WITHDRAWAL PLAN ("SWP"). You can make periodic cash withdrawals from your account which are automatically paid to you in fixed or variable amounts. To participate, the value of your shares must be at least $10,000, except for retirement plans for which there is no minimum.

With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

Redemption proceeds due to a SWP for Class B (up to 12% per year) and Class C shares, will be redeemed in the order described under "Redemptions."

RETIREMENT PLANS. The Lord Abbett Family of Funds offers a range of qualified retirement plans, including IRAs, SIMPLE IRAs, Simplified Employee Pension Plans, 403(b) and pension and profit-sharing plans, including 401(k) plans. To find out more about these plans, call the Fund at 800-842-0828.

SHARE CERTIFICATES. All shares are electronically recorded. Certificated shares are no longer available for any Class of the Fund.

ACCOUNT CHANGES. For any changes you need to make to your account, consult your financial representative or call the Fund at 800-821-5129.

HOUSEHOLDING. Shareholders with the same last name and address will receive one copy of annual or semi-annual reports, unless they request additional reports in writing.

REDEMPTIONS

REGULAR PROCEDURE. To redeem shares you must submit a written redemption request indicating your share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

Include all necessary signatures and any additional documents that may be required. If the signer has any legal capacity, the signature and capacity must be guaranteed by an eligible guarantor. Certain other legal documentation may be required. For more information regarding proper documentation, telephone the Fund.

We will verify that the shares being redeemed were purchased more than 15 days earlier or were purchased by wire and represent an amount sufficient to cover the amount being redeemed.

Normally a check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instruction, within one business day after receipt of your redemption request. The Fund reserves the right to make payment within three business days.

EXPEDITED PROCEDURE. To be eligible for this procedure, you must have filled out the "Expedited Telephone Redemption" section of your Application Form. To verify whether the expedited telephone redemption privilege is in place on an account, or to request an Application Form to add it, or to change information for an existing account, call your financial representative or the Fund.

- Telephone the Fund at 800-821-5129 and ask for "Expedited Redemptions." All proceeds will be paid to the same bank account designated on your Application Form.
- Amounts of $1,000 or more normally will be wired to the designated account on the same day if your order is accepted before 12 noon Eastern Time or on the next business day if accepted after such time.
- Amounts of less than $1,000 normally will be mailed by check on the next business day after your order is accepted.
- To receive the dividend for the same day you sell, your order must be accepted after 12 noon Eastern Time.

The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

CHECKWRITING. To be eligible for this privilege, you must have filled out the "Checkwriting" section of your Application Form. To verify whether the checkwriting privilege is in place on an account, or to request an Application Form to add it to an existing account, call your financial representative or the Fund. You can write a check for no less than $500 and no more than $5,000,000. SHARES IN AN ACCOUNT OF A DIFFERENT CLASS THAN THOSE IN THE ACCOUNT ON WHICH THE CHECK IS DRAWN WILL NOT BE REDEEMED TO COVER SUCH CHECK.

This privilege should not be used to close an account because you earn dividends until the check clears.

To determine if a CDSC applies to a redemption, the Fund redeems shares in the following order:

1-   shares acquired by reinvestment of dividends and capital gains;
2-   shares held for six years or more (Class B) or one year or more
     (Class C); and
3- shares held the longest before the sixth anniversary of their purchase (Class B) or before the first anniversary of their purchase (Class C).

NET ASSET VALUE. The net asset value of each class of shares is calculated at 12 noon and 2 p.m. Eastern Time each day that the NYSE is open for trading. Securities are valued at cost plus (minus) amortized discount (premium), if any, pursuant to the requirements for money market funds.

DIVIDENDS, TAXES AND YIELD

Dividends. Our net income will be declared as a dividend to shareholders of record as of 12 noon Eastern Time on each day the NYSE is open for trading.

Unless you elect to receive cash, dividends will be reinvested in additional shares on the monthly reinvestment date. If you elect cash, a check will be mailed to you as soon as possible after the reinvestment date or, if you arrange for direct deposit, your payment will be electronically transferred directly to your bank account within two days after the payable date.

If you redeem your entire account, all dividends declared to the time of redemption will be paid to you.

TAXES. The Fund pays no federal income tax on the earnings it distributes to shareholders. Consequently, dividends you receive from the Fund, whether reinvested or taken in cash, are generally considered taxable. Dividends declared in December of any year will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

Each January you should receive, if applicable, a Form 1099 tax information statement detailing your dividends and their federal tax category. You should consult your tax adviser concerning applicable state and local taxes.

Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption proceeds (including the value of shares exchanged into another Lord Abbett-sponsored fund), and of any dividend or distribution on any account where the payee failed to provide a correct taxpayer identification number or to make certain required certifications.

For  more   information   about  the  tax   consequences   from   dividends  and
distributions, see the Statement of Additional Information.

YIELD. The Fund's "yield" refers to the income generated by an investment in the Fund over a seven-day period, which is then annualized. The "effective yield" is calculated similarly but, when annualized, the income earned is assumed to be reinvested and will therefore be slightly higher. Both yield figures are based on historical earnings and are not intended to indicate future performance.

For the seven-day period ending June 30, 1997, the Class A, B and C share yields were 4.67%, 3.91% and 4.67%, respectively. For the same period, the effective yield for Class A, B and C shares were 4.78%, 3.99% and 4.78%, respectively. On that day, the portfolio's dollar-weighted life to maturity was 33 days.

Yield information is useful in reviewing the Fund's performance but, because yields will fluctuate, such information may not provide a basis for comparison with bank deposits and other investments that pay a fixed yield for a stated period of time or with other investment companies which may use a different method of computing yield.

OUR MANAGEMENT

The Fund is supervised by a board of directors, an independent body which has ultimate responsibility for the Fund's activities. The board has retained Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 67 years and currently manages over $24 billion in a family of mutual funds and other advisory accounts. Lord Abbett provides similar services to twelve other funds having various investment objectives and also advises other investment clients. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

The Fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended June 30, 1997, the fee paid to Lord Abbett was at an annual rate of 0.50 of 1%. In addition, the Fund pays all expenses not expressly assumed by Lord Abbett. Our Class A share ratio of expenses, including management fee expenses, to average net assets for the same period was 0.84 of 1%.

THE FUND. The Fund is a diversified open-end management investment company established in 1979. Its Class A, B and C shares have equal rights as to voting, dividends, assets and liquidation except for differences resulting from certain class-specific expenses.

FUND PERFORMANCE

The Fund completed its fiscal year on June 30, 1997 with net assets of $144 million.

Over the past fiscal year, the Fund performed well in a climate of modest economic growth, low inflation and relatively high short-term interest rates. We invested entirely in agency discount notes. We also took advantage of the increase in interest rates promulgated by the Federal Reserve Bank by seeking longer maturities.

GLOSSARY OF TERMS

ELIGIBLE FUNDS: All Lord Abbett-sponsored funds including "AAMF" (i.e., any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria) except: Lord Abbett Equity Fund, Lord Abbett Series Fund, Lord Abbett Research Fund -- Mid-Cap Series and certain tax-free, single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale.

ELIGIBLE GUARANTOR: Any member bank or broker that is a member of the medallion stamp program.

ELIGIBLE MANDATORY DISTRIBUTIONS: If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC waiver is available only for that portion of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

GOVERNMENT SECURITY: Any security issued or guaranteed as to principal or interest by the Government of the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing.

HIGH-QUALITY, SHORT-TERM SECURITIES: Include: Bank obligations (including certificates of deposit and banker's acceptances) of U.S. banks and savings and loan associations which, at the date of their latest public reporting, had total assets in excess of $1 billion and capital, surplus and undivided profits in excess of $100 million.

Commercial Paper (short-term unsecured promissory notes of corporations, including variable amount master demand notes) which at the date of investment are rated A-1 by Standard & Poor's Corporation ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, are issued by companies having outstanding debt rated AAA or AA by S&P or Aaa or Aa by Moody's.

Corporate debt securities (bonds and debentures) with no more than 12 months remaining to maturity at date of settlement and rated AAA or AA by S&P or Aaa or Aa by Moody's.

U.S. GOVERNMENT SECURITIES, AGENCIES AND INSTRUMENTALITIES: These obligations, which must be eligible investments for a money market fund, include (1) obligations issued by the U.S. Treasury, differing only in their interest rates, maturities and time of issuance, and including Treasury bills, notes and bonds and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the United States (such as GNMA certificates), (b) the right of the issuer to borrow from the U.S. Treasury or (c) the credit of the agency or instrumentality. Agencies and instrumentalities include Federal Home Loan Banks, Federal Home Loan Mortgage Association, Federal National Mortgage Association, Federal Farm Credit Banks and Student Loan Marketing Association.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFER IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER IS NOT QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY THE FUND AND NO PERSON IS ENTITLED TO RELY UPON ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN OR THEREIN.

INVESTMENT MANAGER AND DISTRIBUTOR
Lord, Abbett & Co. and Lord Abbett Distributor LLC
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

CUSTODIAN, TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

SHAREHOLDER SERVICING AGENT
DST Systems, Inc.
P.O. Box 419576
Kansas City, Missouri 64141
800-821-5129

AUDITORS
Deloitte & Touche LLP

COUNSEL
Debevoise & Plimpton

Printed in the U.S.A.
LAMM-1-1197
(11/97)

NOVEMBER 1, 1997

                    APPLICATION INSIDE

LORD ABBETT
U.S. GOVERNMENT
SECURITIES MONEY
MARKET FUND, INC.

LORD ABBETT
STATEMENT OF ADDITIONAL INFORMATION                            NOVEMBER 1, 1997


         LORD ABBETT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND, INC.



This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated November 1, 1997.

Lord Abbett U.S. Government Securities Money Market Fund, Inc. (sometimes referred to as "we" or the "Fund") has 1,000,000,000 shares of authorized capital stock consisting of three classes (A, B and C), $.001 par value. The Board of Directors will allocate these authorized shares of capital stock among the classes from time to time. Only Class A shares may be purchased directly and may be acquired in exchange for shares of the same class of another Lord Abbett-sponsored fund. Class B and Class C shares may be acquired only in exchange for shares of the same class of another Lord Abbett-sponsored fund. See "Telephone Exchange Privilege" for more information. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class- specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from its separate voting requirements.


         TABLE OF CONTENTS                                                  PAGE

         1.       Investment Policies                                          2
         2.       Yield Calculation                                            3
         3.       Directors and Officers                                       4
         4.       Investment Advisory and Other Services                       7
         5.       Portfolio Transactions                                       7
         6.       Net Asset Value and Dividends                                8
         7.       Telephone Exchange Privilege and Rule 12b-1 Plans            8
         8.       Class B Share Conversion Feature                            10
         9.       Shareholder Programs and Retirement Plans                   10
         10.      Commercial Paper and Bond Ratings                           11
         11.      Taxes                                                       13
         12.      Further Information About the Fund                          13
         13.      Financial Statements                                        13

                                       1.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

We are subject to the following investment restrictions which cannot be changed without approval of a majority of our outstanding shares. The Fund may not: (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act of 1940, as amended (the "Act")) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate, although the Fund may buy short-term securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein, nor may the Fund buy or sell commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (6) with respect to 75% of the gross assets of the Fund, buy securities of one issuer representing more than 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding U.S. Government securities as described in the Fund's prospectus); (8) issue senior securities to the extent such issuance would violate applicable law; or (9) buy common stocks or other voting securities.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. The Fund may not: (1) borrow in excess of 5% of its gross assets taken at cost or market value, whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors; (4) invest in the securities of other investment companies except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or directors of the Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (8) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time; or (9) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Fund's common stock.

Direct U.S. Government obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. U.S. agency obligations are issued by agencies established under the authority of an act of Congress including, but not limited to, the Bank for Cooperatives, Federal Home Loan Banks and Federal Intermediate Credit Banks.

Certificates of deposit are certificates issued in consideration for funds deposited in a bank or savings and loan association. They are for a definite period of time, earn a specified rate of return and are negotiable. Banker's acceptances are short-term credit instruments primarily used to finance the import, export, transfer or storage of goods.
They are termed "accepted" when a bank guarantees their payment at maturity.

Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes; each party has the right to vary the amount of the outstanding indebtedness of the notes.

REPURCHASE AGREEMENTS. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the obligation (debt security) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and repurchase price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuation during such period. The underlying securities will consist only of securities in which the Fund may otherwise invest and their value will be marked to market daily to ensure that such value is at least equal to the repurchase price (including accrued interest). Repurchase agreements usually are for short periods. In the event of bankruptcy or other default by the seller, the Fund would be subject to possible risks such as delays and expenses in liquidating the underlying securities, decline in value of the underlying securities and loss of interest. To minimize any such risk, the creditworthiness of entities with whom we enter into repurchase agreements is carefully evaluated by our investment manager, Lord Abbett.


                                       2.
                                YIELD CALCULATION

Each Class calculates its "yield" and "effective yield" based on the number of days in the period for which the calculation is made ("base period"). Each Class' "yield" is computed by determining the net change for the base period (exclusive of capital changes) in the value of a hypothetical preexisting account having a balance of one share at the start of the base period and subtracting this value from the value of the account at the end of the base period and dividing the result by the account's beginning value to come up with a "base period return" which is then multiplied by 365 over the number of days in the base period. "Effective yield" is determined by compounding the "base period return" by adding one, raising the sum to a power equal to 365 divided by the number of days in the base period and subtracting one from the result. An example follows for the seven-day period ended June 30, 1997 of the calculation of both "yield" and "effective yield" for one Class A share:

Value of hypothetical account with
   exactly one share at beginning of
   base period                                                    $  1.000000000

Value of same account at end of base
   period                                                         $  1.000894658
Net change in account value                                       $   .000894658

Base period return (net change in
   account value divided by the
   beginning account value)                                            .0894658%

"Yield" [base period return
   times (365 divided by 7)]                                               4.67%

"Effective yield" [(base period
   return + 1) 365/7] - 1                                                  4.78%

On June 30, 1997, our portfolio had a dollar-weighted life to maturity of 33 days.

Publishing of the annualized yield for a given period provides investors with a basis for comparing our yield with that of other investment vehicles. However, yields of other investment vehicles may not always be comparable because of different methods of calculating yield. In addition, the safety and yield of the Fund and other money market funds are a function of portfolio quality, portfolio maturity and operating expenses, while the yields on competing bank accounts are established by the bank and their principal is generally insured.

Each Class' yield is not fixed. It fluctuates and the annualization of a yield rate is not a representation by the Class as to what an investment in the Class will actually yield for any given period. Actual yields will depend not only on changes in interest rates on money market instruments during the course of the period in which the investment in the Class is held, but also on such matters as any realized and unrealized gains and losses, changes in the expenses of the Class during the period and on the relative amount of new money coming into the Class which has to be invested at a different yield than that represented by existing assets.


                                       3.
                             DIRECTORS AND OFFICERS

The following directors are partners of Lord, Abbett & Co., The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers, directors or trustees of the twelve other Lord Abbett-sponsored funds. They are "interested persons" as defined in the Act, and as such, may be considered to have indirect financial interests in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 52, Chairman and President
E. Wayne Nordberg, age 59

The following outside directors of the Funds are also directors or trustees of the^TWELVE other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Courtroom Television Network
600 Third Avenue
New York, New York

Chief Executive Officer of Courtroom Television Network. Formerly President and Chief Operating Officer of Time Warner Cable Programming, Inc. Prior to that, formerly President and Chief Operating Officer of Home Box Office, Inc. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 66.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 71.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Formerly Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). Currently serves as Director of Den West Restaurant Co., J. B. Williams, and Fountainhead Water Company. Age 64.

Hansel B. Millican, Jr.
The Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of The Rochester Button Company.  Age 69.

Thomas J. Neff
Spencer Stuart U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm. Age 60.

The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third column sets forth information with respect to the equity-based benefits accrued for outside directors by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside directors. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.


                     FOR THE FISCAL YEAR ENDED JUNE 30, 1997

         (1)                  (2)                  (3)                    (4)

                                                                      For Year Ended
                                               Equity-Based           December 31, 1996
                                               Benefits Accrued       Total Compensation
                           Aggregate           by the Fund and        Accrued by the Fund and
                           Compensation        Twelve Other Lord      Twelve Other Lord
                           Accrued by          Abbett-sponsored       Abbett-sponsored
NAME OF DIRECTOR           THE FUND1           FUNDS2                 FUNDS3
E. Thayer Bigelow          $608                $11,563                $48,200
Stewart S. Dixon           $591                $22,283                $46,700
John C. Jansing            $591                $28,242                $46,700
C. Alan MacDonald          $615                $29,942                $48,200
Hansel B. Millican, Jr.    $610                $24,499                $49,600
Thomas J. Neff             $602                $15,990                $46,900


     1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors so that each director's compensation depends in part on the performance of the Fund. The amounts of the aggregate compensation payable by the Fund as of June 30, 1997 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $1,646; Mr. Dixon, $22,105; Mr. Jansing, $23,557; Mr. MacDonald, $9,543; Mr. Millican, $23,924 and Mr. Neff, $24,136. If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of June 30, 1997, each would own, the following: Mr. Bigelow, 1,646 shares; Mr. Dixon, 22,839 shares; Mr. Jansing, 23,557 shares; Mr. McDonald, 10,640 shares; Mr. Millican, 23,924 shares; and Mr. Neff, 26,334 shares.

     2. The amounts in column 3 were accrued by the Lord Abbett-sponsored funds for the twelve months ended October 31, 1996 with respect to the equity- based plans described in footnote one and on the fees payable to outside directors of the Fund for the twelve months ended October 31, 1996. In addition to the equity-based plans, each Lord Abbett-sponsored fund has had a retirement plan for its outside directors. The retirement plans and the equity-based plans, however, were amended recently to, among other things, enable outside directors to elect to convert their accrued prospective benefits under the retirement plans to amounts deemed invested in Fund shares under the equity-based plans. Five of the six outside directors made such an election and thus will not receive retainers under the retirement plan. The recent amendments also increased the annual retainer to $50,000 and increased the annual retirement benefits from 80% to 100% of a director's final annual retainer. Thus, if Mr. Jansing (the director who did not elect to convert his accrued prospective benefits) were to retire at or after age 72 and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits for life of $50,000. Each retirement plan also provides for a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits.

     3. This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1996.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Brown, Carper, Ms. Foster, Messrs. Hilstad, Morris, Noelke, Nordberg and Walsh are partners of Lord Abbett; the others are employees: Robert Gerber, age 43, Executive Vice President (with Lord Abbett since July 1997; formerly Senior Portfolio Manager of Sanford C. Bernstein & Co., Inc.); Stephen I. Allen, age 44; Zane E. Brown, age 45; Daniel E. Carper, age 45; Daria L. Foster, age 43; Paul A. Hilstad, age 54, Vice

President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Robert G. Morris, age 52; Robert Noelke, age 40; E. Wayne Nordberg, age 59; Thomas F. Konop, age 55; A. Edward Oberhaus, III, age 37, John J. Walsh, age 61, Vice Presidents; and Keith O'Connor, age 42, Vice President and Treasurer.

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, as amended (the "Act"), or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.

As of September 30, 1997, our directors and officers, as a group, owned less than 1% of our outstanding shares.

                                       4.
                     INVESTMENT ADVISORY AND OTHER SERVICES

As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Ten of the twelve general partners of Lord Abbett are officers and/or directors of the Fund and are identified as follows: Stephen I. Allen, Zane E. Brown, Daniel E. Carper, Robert S. Dow, Daria L. Foster, Paul A. Hilstad, Robert G. Morris, Robert Noelke, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement we pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .5 of 1% of the portion of our net assets not in excess of $250,000,000, .45 of 1% of such assets in excess of $250,000,000 but not in excess of $500,000,000 and .4 of 1% of such assets over $500,000,000. This fee is allocated among Classes A, B and C based on each class' proportionate share of such average daily net assets. For the fiscal years ended June 30, 1997, 1996 and 1995, the management fees paid to Lord Abbett amounted to $773,869, $748,926 and $775,871, respectively.

We pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, fees and expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio security transactions expenses.

We have agreed with the State of California to limit operating expenses (including management fees but excluding taxes, interest, extraordinary expenses and brokerage commissions) to 2 1/2% of average annual net assets up to $30,000,000, 2% of the next $70,000,000 of such assets and 1 1/2% of such assets in excess of $100,000,000. The expense limitation is a condition on the registration of investment company shares for sale in California and applies so long as our shares are registered for sale in that State.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

United Missouri Bank of Kansas City, N.A., Tenth and Grand, Kansas City, Missouri, is the Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income.

                                       5.
                             PORTFOLIO TRANSACTIONS

We expect that purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities normally will be purchased directly from the issuer or from an underwriter or market maker for the securities. We usually will pay no brokerage commissions for such purchases and no brokerage commissions have been paid over the last three fiscal years. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Decisions as to the purchase and sale of portfolio securities are made by Lord Abbett. Our traders, who may be officers of the Fund and are also employees of Lord Abbett, implement these decisions. They do the trading as well for other accounts--investment companies (of which they are also officers) and other clients-managed by Lord Abbett. They are responsible for the negotiation of prices and commissions.

Our policy is to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns, consistent with obtaining best execution. This policy governs the selection of dealers. We make no commitments regarding the allocation of brokerage business to or among broker-dealers.

                                       6.
                          NET ASSET VALUE AND DIVIDENDS

NET ASSET VALUE. The determination of our net asset value is described under "Net Asset Value" in the Prospectus.

As disclosed in the Prospectus, we calculate our net asset value, declare dividends and otherwise are open for business on each day that the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

We attempt to maintain a net asset value of $1.00 per share for all classes for purposes of sales and redemptions but there is no assurance that we shall be able to do so. Although we have received an exemptive order from the Securities and Exchange Commission which permits us to round our net asset value per share to the nearest cent for such purpose, our Board of Directors has determined that it is in the best interests of the Fund and its shareholders to value our portfolio securities under the amortized cost method of securities valuation pursuant to Rule 2a-7 under the Act so long as that method fairly reflects the Fund's market-based net asset value. Rule 2a-7, as amended, contains certain maturity, diversification and quality requirements that apply to any fund employing the amortized cost method in reliance on the Rule and to any registered investment company which, like the Fund, holds itself out as a money market fund. (See Prospectus - "How We Invest - Rule 2a-7.")

DIVIDENDS. As described in the Prospectus under "Dividends, Yield and Taxes," our net income will be declared as a dividend daily. Net income consists of (1) all interest income and discount earned (including original issue discount and market discount) less (2) a provision for all expenses, including class-specific expenses, plus or minus (3) all short-term realized gains and losses on portfolio assets.

                                       7.
                        TELEPHONE EXCHANGE PRIVILEGE AND
                                RULE 12B-1 PLANS

TELEPHONE EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for those in the same class of (a) any other Lord Abbett-sponsored fund except for (i) Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF") and any series of Lord Abbett Research Fund not offered to the general public ("LARF") and (ii) certain single-state tax-free series and funds where the exchanging shareholder is a resident of a state in which such series or fund is not offered for sale, and (b) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF." Class B and Class C shares of the Fund may be acquired only by exchange for shares in the same class of any eligible Lord Abbett-sponsored fund or AMMF. Class A shares of the Fund may be acquired either by such an exchange or by direct purchase.

You or your representative with proper identification can instruct the Fund to exchange by telephone. All shareholders have this privilege unless they refuse it in writing. Exchanges for shares in the same class of any eligible Lord Abbett- sponsored fund or AMMF will be based on the relative net asset values of the shares exchanged, without a sales charge in most cases. Class A shares purchased directly from the Fund may be exchanged for Class A, B or C shares of an eligible Lord Abbett-sponsored fund. Therefore, a sales charge will be payable on exchanges for shares of any eligible fund in the Lord Abbett Family of Funds in accordance with the prospectus of that fund if the Class A shares being exchanged were purchased directly from the Fund (not including shares described under "Div-Move" below). Instructions for the exchange must be received by the Fund in Kansas City prior to the close of the NYSE to obtain the other fund's net asset value per share calculated on that day. Securities dealers may charge for their services in expediting exchange transactions. Before making an exchange you should read the prospectus of the other fund which is available from your securities dealer or Lord Abbett Distributor. An "exchange" is effected through the redemption of Fund shares and the purchase of shares of such other Lord Abbett-sponsored fund or AMMF. Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be recognized. This privilege may be modified or terminated at any time.

You should not view the exchange privilege as a means for taking advantage of short-term swings in the market and the Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges.

RULE 12B-1 PLANS. The Fund is not making payments of Rule 12b-1 fees for its Class A share Rule 12b-1 Plan ("A Plan") and its Class C share Rule 12b-1 Plan ("C Plan"). The Fund is making annual distribution fee payments (0.75 of 1% of the average daily net asset value of the Class B shares that are outstanding for less than 8 years) pursuant to its Class B share Rule 12b-1 Plan ("B Plan"). As described in the Fund's current Prospectus, the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Act for each Class. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that based on information requested by the Board and provided by Lord Abbett, there is a reasonable likelihood that each Plan will benefit the Class and its shareholders. The expected benefits include (in the case of the Class B
Plan) greater sales and lower redemptions of Class B shares and (in the case of the Class A and C Plan) a higher quality of service to shareholders by dealers than otherwise would be the case. Lord Abbett is to use all amounts received under each Plan for payments to dealers for (i) providing continuous services to each Class' shareholders (in the case of the A and C Plans), such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing Class B shares (in the case of the B Plan).

Each Plan requires the Board of Directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Board of Directors and of the Fund's directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on such Plan. Each Plan may not be amended to increase materially the amount spent for distribution expenses without approval by a majority of the Fund's directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the Fund's outside directors or by vote of the holders of a majority of the appropriate Class' outstanding voting securities.

As stated in the Prospectus, a contingent deferred sales charge ("CDSC") is imposed with respect to those shares of the Fund bought in exchange for shares of another Lord Abbett-sponsored fund or series on which the other fund has paid a 12b-1 fee if such shares are redeemed out of the Fund (a) within a period of 24 months from the end of the month in which the original sale occurred in the case of Class A shares acquired in exchange for shares in the same class of a fund in the Lord Abbett Family of Funds or (b) within 6 years of their original purchase in the case of Class B shares, or (c) within a period of 12 months from the end of the month in which the original sale occurred in the case of Class C shares.

As described in the Prospectus, in no event will the amount of the CDSC exceed 1% in the case of Class A and C shares or 5% scaled down to 1%, in the case of Class B shares, of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of the shares for which such shares were exchanged ("Exchanged Shares"). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, regardless of whether this increase is reflected in reinvested dividends or distributions, in the case of Class A shares, and due to such an increase because of reinvested dividends and capital gains, in the case of Class B and C shares, (ii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee or (iii) shares which, together with Exchanged Shares, have been held continuously (a) for 24 months from the end of the month in which the original sale occurred in the case of Class A shares, (b) until the 6th anniversary of their original purchase in the case of Class B shares and (c) until the 1st anniversary of their original purchase in the case of Class C shares. In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of shares subject to a CDSC, those held the longest will be the first to be redeemed.


                                       8.
                        CLASS B SHARE CONVERSION FEATURE

The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax advisor, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

                                       9.
                    SHAREHOLDER PROGRAMS AND RETIREMENT PLANS

We have several programs available. These include automatic subsequent investments of $50 or more from your checking account, a systematic withdrawal plan, cash payments of monthly dividends to a designated third party and expedited exchanges among the Lord Abbett-sponsored funds. Forms are available from the Fund or Lord Abbett.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time your SWP is established. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simplified Employee Pensions and Simple IRA's), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 500 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

                                       10.
                        COMMERCIAL PAPER AND BOND RATINGS

COMMERCIAL PAPER RATINGS

The rating A-1+ is the highest commercial paper rating assigned by Standard & Poor's Corporation ("S&P"). Paper rated A-1 has the following characteristics:

Liquidity ratio is adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to diverse channels of borrowing; core earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; the reliability and quality of management are sound. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

BOND RATINGS

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium- grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C  -  Debt  rated  BB,  B,  CCC,  CC  and C is  regarded  as  having predominately  speculative  characteristics  with  respect  to  capacity  to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'CCC' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                       11.
                                      TAXES

The Fund will be subject to a 4% nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by the Fund will not qualify for the dividends-received deduction for corporations.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United Sates domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States persons who own Fund shares.

                                       12.
                       FURTHER INFORMATION ABOUT THE FUND

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of the Advisory Group.

                                       13.
                              FINANCIAL STATEMENTS

The financial statements for the fiscal year ended June 30, 1997 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1997 Annual Report to Shareholders of Lord Abbett U.S. Government Securities Money Market Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

PART C              OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

           (a)     Financial Statements
           Part A -  Financial Highlights for the ten years ended June 30, 1997

           Part B -  Statement of Net Assets at June 30, 1997
                     Statement of Operations for the year ended June 30, 1997 Statements of Changes in Net Assets for the years ended
                        June 30, 1997 and 1996
                     Financial Highlights for the five years ended June 30, 1997

           (b)     Exhibits
                   99.B5  Management Agreement*
                   99.B11 Consent of Deloitte & Touche*
                   99.B15 Form of 12b-1 Plan Pension Class (P Shares) for
                          Family of Funds*
                   99.B16 Computation of Performance & Yield*
                   99.B18 Form of Amended Plan entered into pursuant to Rule
                          18f-3(d) under the Investment Company Act of 1940*
                   Ex 27  Financial Data Schedule*

            Exhibits not listed are not a applicable.

            *      Filed herewith.


Item 25.    Persons Controlled by or Under Common Control with Registrant

                   None.

Item 26.    Number of Record Holders of Securities

            At October 24, 1997 - Class A - 10,968
                                  Class B - 28
                                  Class C - 77


Item 27.    Indemnification

     Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

     The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-Laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, makes the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

     In referring in its By-Laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland Law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expense incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. In addition, Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 28.    Business and Other Connections of Investment Adviser

     Lord,Abbett & Co. acts as investment advisor for twelve other open-end investment companies (of which it is principal underwriter for thirteen), and as investment adviser to approximately 5,757 private accounts as of July 31, 1997. Other than acting as directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or trustee of any entity except as follows:

                 John J. Walsh
                 Trustee
                 The Brooklyn Hospital Center
                 100 Parkside Avenue
                 Brooklyn, N.Y.

Item 29.  Principal Underwriter

          (a)     Lord Abbett Affiliated Fund, Inc.
                  Lord Abbett Bond-Debenture Fund, Inc.
                  Lord Abbett Mid-Cap Value Fund, Inc.
                  Lord Abbett Developing Growth Fund, Inc.
                  Lord Abbett Tax-Free Income Fund, Inc.
                  Lord Abbett Global Fund, Inc.
                  Lord Abbett Series Fund, Inc.
                  Lord Abbett Equity Fund
                  Lord Abbett Tax-Free Income Trust
                  Lord Abbett Securities Trust
                  Lord Abbett Investment Trust
                  Lord Abbett Research Fund, Inc.

                  Investment Adviser
                  American Skandia Trust
                    (Lord Abbett Growth and Income Portfolio)

           (b)     The partners of Lord, Abbett & Co. are:

                   Name and Principal             Positions and Offices
                   Business Address (1)           with Registrant
                   Robert S. Dow                  Chairman and President
                   Paul A. Hilstad                Vice President & Secretary
                   Stephen I. Allen               Vice President
                   Zane E. Brown                  Vice President
                   Daniel E. Carper               Vice President
                   Daria Foster                   Vice President
                   Robert G. Morris               Vice President
                   Robert Noelke                  Vice President

                   E. Wayne Nordberg              Vice President
                   John J. Walsh                  Vice President
                   Michael McLaughlin             Partner
                   W. Thomas Hudson               Partner

                  (1) Each of the above has a principal business address 767 Fifth Avenue, New York, NY 10153

                  (c)      Not applicable

Item 30.      Location of Accounts and Records

     Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

     Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

     Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 31.      Management Services

                None

Item 32.      Undertakings

     The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 31st day of October, 1997

                 LORD ABBETT U. S. GOVERNMENT SECURITIES MONEY MARKET FUND, INC.


                                              By  /s/ Robert S. Dow
                                                 Robert S. Dow,
                                                 Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Robert S. Dow                                      October 31, 1997
_________________________     Chairman, President      _________________________
                              AND DIRECTOR
Robert S. Dow                 (Title)                       (Date)

/s/ Keith F. O'Connor         Vice President and       October 31, 1997
_________________________     TREASURER                _________________________
Keith F. O'Connor             (Title)                       (Date)

/s/ E. ayne Nordberg                                   October 31, 1997
_________________________     DIRECTOR                 _________________________
E. Wayne Nordberg             (Title)                       (Date)

/s/ Stewart S. Dixon                                   October 31, 1997
_______________________       DIRECTOR                 _________________________
Stewart S. Dixon              (Title)                       (Date)

/s/ John C. Jansing                                    October 31, 1997
_________________________     DIRECTOR                 _________________________
John C. Jansing               (Title)                       (Date)

/s/ C. Alan MacDonald                                  October 31, 1997
_________________________     DIRECTOR                 _________________________
C. Alan MacDonald              (Title)                      (Date)

/s/ Hansel B. Millican, Jr.                            October 31, 1997
_________________________     DIRECTOR                 _________________________
Hansel B. Millican, Jr.        (Title)                      (Date)

/s/ Thomas J. Neff                                     October 31, 1997
_________________________     DIRECTOR                 _________________________
Thomas J. Neff                (Title)                       (Date)

/s/ E. Thayer Bigelow                                  October 31, 1997
_________________________      DIRECTOR                _________________________
E. Thayer Bigelow              (Title)                      (Date)